UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2023

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 2, 2023, Extra Space Storage Inc., a Maryland corporation (“Extra Space”) and Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Extra Space, Extra Space OP, Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”), Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub” and, together with Extra Space, Extra Space OP and Extra Space Merger Sub, the “Extra Space Parties”), Life Storage, Inc., a Maryland corporation (“Life Storage”), and Life Storage LP, a Delaware limited partnership (“Life Storage OP” and, together with Life Storage, the “Life Storage Parties”). The Merger Agreement provides for, subject to the terms and conditions thereof, the combination of Extra Space and Life Storage through a series of transactions including, among others, (i) a merger of Extra Space Merger Sub with and into Life Storage, with Life Storage continuing as the surviving entity and a wholly owned subsidiary of Extra Space (the “Company Merger”) and (ii) a merger of Extra Space OP Merger Sub with and into Life Storage OP, with Life Storage OP continuing as the surviving entity and a wholly owned indirect subsidiary of Extra Space OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”). The Merger Agreement is filed as Exhibit 2.1 to Extra Space’s Current Report on Form 8-K filed on April 3, 2023.

On May 18, 2023, the Extra Space Parties and the Life Storage Parties entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”) in accordance with Sections 2.5 and 9.5 of the Merger Agreement, to, among other matters, (i) remove the right of Minority Limited Partners (as defined in the Merger Agreement) to elect to receive shares of Extra Space common stock in lieu of Extra Space OP common units in the Partnership Merger, (ii) remove the right of holders of Life Storage OP preferred units to elect to convert their respective Life Storage OP preferred units to Life Storage OP common units prior to the Partnership Merger effective time or receive a cash payment equal to the liquidation preference upon the consummation of the Partnership Merger, and (iii) replace the top-up cash payment to be paid to certain holders of Life Storage restricted common stock with top-up grants of Life Storage performance stock units. With regard to the amendment described in clause (i), Minority Limited Partners will continue to have the right under the limited partnership agreement of Life Storage OP to elect to redeem their common limited partnership interests prior to the Partnership Merger in exchange for cash or common stock of Life Storage. With respect to the amendment described in clause (ii), all holders of Life Storage OP preferred units have elected to convert their preferred units to common units pursuant to the terms of the preferred units, so the election right described in clause (ii) is no longer necessary. With regard to the amendment described in clause (iii), such holders of Life Storage restricted stock will be entitled to receive a top-up grant of Life Storage performance stock units which represents the right to receive a number of shares of Life Storage common stock with a fair market value substantially equivalent to the top-up cash payment that they otherwise would have been entitled to receive pursuant to the Merger Agreement.

The foregoing summary of the Merger Agreement Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of May 18, 2023, by and among Extra Space Storage Inc., Extra Space Storage LP, Eros Merger Sub, LLC, Eros OP Merger Sub, LLC, Life Storage, Inc. and Life Storage LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Extra Space and Life Storage operate as well as beliefs and assumptions of Extra Space and Life Storage. Such statements involve uncertainties that could significantly impact Extra Space’s or Life Storage’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Extra Space or Life Storage expects or anticipates will occur in the future—including statements relating to any possible transaction between Extra Space and Life Storage, acquisition and development activity, disposition activity, general conditions in the geographic areas where Extra Space or Life Storage operate, and Extra Space’s and Life Storage’s respective debt, capital structure and financial position—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Extra Space and Life Storage believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Extra Space nor Life Storage can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Extra Space’s and Life Storage’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Extra Space’s and Life Storage’s management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Life Storage’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Extra Space and Life Storage to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Extra Space common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets and interest rates; (xiv) increased or unanticipated competition for Extra Space’s or Life Storage’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Extra Space and Life Storage maintain and their credit ratings; (xviii) environmental uncertainties, including risks of natural disasters; (xix) risks related to the coronavirus pandemic; and (xx) those additional factors discussed under Part I, Item 1A. Risk Factors in Extra Space’s and Life Storage’s respective Annual Reports on Form 10-K for the year ended December 31, 2022. Neither Extra Space nor Life Storage undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Extra Space intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Extra Space and a joint proxy statement of Extra Space and Life Storage (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to Extra Space’s stockholders and Life Storage’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Extra Space and Life Storage with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Extra Space with the SEC will be available free of charge on Extra Space’s website at www.extraspace.com or by contacting Extra Space’s Investor Relations at info@extraspace.com. Copies of the documents filed by Life Storage with the SEC will be available free of charge on Life Storage’s website at www.lifestorage.com or by contacting Brent Maedl with Life Storage’s Investor Relations department at bmaedl@lifestorage.com or by calling (716) 328-9756.

Participants in the Solicitation

Extra Space and Life Storage and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Extra Space is available in the Extra Space proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 4, 2023. Information about directors and executive officers of Life Storage is available in the Life Storage proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 13, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from Extra Space and Life Storage as indicated above.

No Offer or Sale

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: May 19, 2023	By	/s/ Gwyn McNeal
	Name:	Gwyn McNeal
	Title:	Executive Vice President and Chief Legal Officer